OPPENHEIMER STRATEGIC INCOME FUND

Supplement dated October 28, 2002

to the Statement of Additional Information dated

January 28, 2002

1. The supplement dated July 1, 2002 is withdrawn. 2. The following paragraphs are added to the section titled "Credit Derivatives" on page 18:

Credit Derivatives. The Fund may enter into credit default swaps, both directly (“unfunded swaps”) and indirectly in the form of a swap embedded within a structured note (“funded swaps”), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities. The Fund pays a fee to enter into the swap and receives a fixed payment during the life of the swap. The Fund may take a short position in the credit default swap (also known as “buying credit protection”), or may take a long position in the credit default swap note (also known as “selling credit protection”).

The Fund would take a short position in a credit default swap (the “unfunded swap”) against a long portfolio position to decrease exposure to specific high yield issuers. If the short credit default swap is against a corporate issue, the Fund must own that corporate issue. However, if the short credit default swap is against sovereign debt, the Fund may own either: (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii) sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

If the Fund takes a short position in the credit default swap, if there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount. Taking a long position in the credit default swap note (i.e., purchasing the “funded swap”) would increase the Fund’s exposure to specific high yield corporate issuers. The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

If the Fund takes a long position in the credit default swap note, if there is a credit event the Fund will pay the par amount of the bonds and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

        The Fund will invest no more than 25% of its total assets in “unfunded” credit default swaps.

The Fund will limit its investments in “funded” credit default swap notes to no more than 10% of its total assets.

Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).

3.	The section titled “Distribution and Service Plans - Class A Service Plan” on page 45 is revised by adding the following to the end of the first paragraph:

With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 (“grandfathered retirement accounts”), the Distributor currently intends to pay the service fee to Recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments to Recipients quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the Recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

4.     The section titled "Additional Information About the Fund-The Custodian" on page 73 is      deleted and replaced with the following:

The Custodian. JPMorgan Chase Bank is the Custodian of the Fund’s assets. The Custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund’s cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

5. The Custodian Bank name and address on the back cover is deleted and replaced with the following: JPMorgan Chase Bank 4 Chase MetroTech Center Brooklyn, New York 11245 6. The Appendix titled "Industry Classifications" is deleted and replaced with the following:
                                                    APPENDIX B

                                             INDUSTRY CLASSIFICATIONS

     Aerospace & Defense                   Household Durables
     Air Freight & Couriers                Household Products
     Airlines                                  Industrial Conglomerates
     Auto Components                           Insurance
     Automobiles                               Internet & Catalog Retail
     Banks                                     Internet Software & Services
     Beverages                                 Information Technology Consulting &
                                               Services
     Biotechnology                             Leisure Equipment & Products
     Building Products                         Machinery
     Chemicals                                 Marine
     Commercial Services & Supplies        Media
     Communications Equipment                  Metals & Mining
     Computers & Peripherals               Multiline Retail
     Construction & Engineering            Multi-Utilities
     Construction Materials                    Office Electronics
     Containers & Packaging                Oil & Gas
     Distributors                              Paper & Forest Products
     Diversified Financials                    Personal Products
     Diversified Telecommunication             Pharmaceuticals
     Services
     Electric Utilities                        Real Estate
     Electrical Equipment                      Road & Rail
     Electronic Equipment & Instruments    Semiconductor Equipment & Products
     Energy Equipment & Services           Software
     Food & Drug Retailing                 Specialty Retail
     Food Products                             Textiles & Apparel
     Gas Utilities                             Tobacco
     Health Care Equipment & Supplies      Trading Companies & Distributors
     Health Care Providers & Services      Transportation Infrastructure
     Hotels Restaurants & Leisure          Water Utilities
                                               Wireless Telecommunication Services
October 28, 2002                                                                   230PX010